(ICON)

Prudential
World
Fund, Inc.
---------------
International
Stock Series

SEMI
ANNUAL
REPORT

April 30, 1999

(LOGO)

Prudential World Fund, Inc.
International Stock Series

Performance At A Glance
Over the six months ended April 30, 1999, international investors regained confidence in global economic growth as Asia, Russia, and Brazil stabilized (to varying degrees) after their financial crises. At first, large growth stocks led the rebound, but value stocks, such as the industrials and financials that made up much of the Prudential World Fund--International Stock Series' portfolio, moved ahead in the last two months of our reporting period. We beat the Lipper Average by two percentage points over the full six months.

Cumulative Total Returns1                             As of 4/30/99
                        Six      One     Five       Since
                       Months    Year    Years    Inception2
Class A                17.36%    3.23%    N/A       37.96%
Class B                16.89     2.42     N/A       35.22
Class C                16.89     2.42     N/A       35.22
Class Z                17.52     3.45    64.29%    143.27
Lipper International
Fund Avg.3             15.11     3.24    50.24       ***

Average Annual Total Returns1                    As of 3/31/99
              One     Five      Since
              Year    Years   Inception2
Class A      -6.71%    N/A       8.47%
Class B      -7.59     N/A       8.82
Class C      -4.56     N/A       9.42
Class Z      -1.63    9.53%     13.72

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management and Lipper, Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Series charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1%, for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months.
Class C shares bought before November 2, 1998, have a 1% CDSC if sold within one year. Class Z shares are not subject to a sales charge or distribution fee.

2 Inception dates: Class A, B, and C, 9/23/96; Class Z, 11/5/92.

3 Lipper average returns are for all funds in each share class for the six-month, one-, and five-year periods in the International Fund category.

*** Lipper Since Inception returns are 31.78% for Class A, B, and C, and 119.36% for Class Z based on all funds in each share class.

How Investments Compared
(As of 4/30/99)
(GRAPH)

Source: Lipper, Inc. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different--we provide 12-month total returns for several Lipper mutual fund categories to show you that reaching for higher returns means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've included historical 20-year average annual returns.
These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Investors have received higher historical total returns from stocks than from most other investments. Smaller capitalization stocks offer greater potential for long-term growth, but may be more volatile than larger capitalization stocks.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate
(sometimes significantly), and their returns have been historically lower than those of stock funds.

General Municipal Debt Funds invest in bonds issued by state governments, state agencies and/or municipalities.
This investment provides income that is usually exempt from federal and state income taxes.

U.S. Taxable Money Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Portfolio Manager's Report

(PHOTO)
Peter F. Spano
Fund Manager

Investment Goals and Style

The Prudential World Fund--International Stock Series invests in stocks of companies located outside the United States. We use a value investment style to find stocks selling at low prices, compared with their earnings, to attain our long-term capital appreciation goal. There are special risks associated with foreign investments, including political, economic and social risks, and potential illiquidity. There can be no assurance that the Series will achieve its investment objective.

Performance Review
Industrials moved up sharply
Our basic strategy does not change: we search the foreign markets for companies that are selling below what we consider fair value and build our portfolio stock by stock. Recently, many of these stocks have been industrials, such as basic materials and capital equipment companies. Stock prices reflect investors' expectations of earnings, so they tend to move before real changes take place. When investors were panicky about a global economic slowdown, industrial stocks became very inexpensive. When signs appeared that Asia was bottoming and Brazil would survive, industrial stocks moved up sharply. Our largest holding on April 30, 1999, was Bouygues, a French conglomerate with a construction industry core. Its shares rose 41% in six months. We had similar gains on our recently acquired Rio Tinto PLC--a U.K.- based company with global mining operations in a wide range of commodities, and on British Steel--the world's fourth largest steel producer.

Financials bounced up
Financial stocks are our largest industry focus. Before the Asian crisis, many European banks were benefiting from the shift of savings from bank accounts to bank-managed mutual funds. This trend continued, and we benefited particularly from owning Banca Popolare di Brescia, an Italian bank. It still is among our largest holdings, but we took some profits to keep it from becoming too large a portion of our portfolio.

Financial institutions were hard hit by the panic last summer because it wasn't clear how exposed they were to emerging market problems. However, they rebounded sharply when investors regained their confidence. We owned a broad selection of banks that performed well, including ING (Netherlands), National Australia Bank, and UBS (Switzerland).

Japanese stocks moved up
We still own relatively little in Japan because we believe that, even though the economy may be bottoming, it will be some time before the restructuring of their industries will be in full swing. The Japanese market, however, moved up quickly as the Japanese government added liquidity (credit and money supply) to the economy and foreign investors hurried to get in on the recovery. Even the stocks of troubled banks rose. We thought that earnings prospects in Japan still didn't justify the prices of most stocks, so there were few value opportunities. Nonetheless, we had added to our Sony and Matsushita Electric holdings, global businesses that had become inexpensive. Sony stock rebounded by 51% in the half year.

Looking Ahead
Two strong themes: recovery and restructuring
Enough investors have concluded that Asia is recovering to drive up these thinly traded markets rapidly. We agree that the regional economy has bottomed, but we believe that recovery will take some time and that share prices have moved much faster than circumstances warrant. Indeed, the Japanese market corrected in May. Although we are cautious and skeptical about the reported earnings numbers, we are looking for investment opportunities in Asia--stocks of good companies selling at low prices for their earnings prospects. We continue to be focused in Europe, where the pace of restructuring is clearly rapid.

Portfolio Composition
Expressed as a percentage of net assets as of 4/30/99

Continental Europe            52%
United Kingdom                17
Pacific Basin (excl. Japan)   12
Japan                          7
Cash & Equivalents             5
Canada                         4
Argentina                      3

Five Largest Holdings
Expressed as a percentage of net assets as of 4/30/99

Bouygues   3.6%
Construction & Housing
National Westminster Bank PLC   3.1
Commercial Banking
Banca Popolare di Brescia   2.9
Commercial Banking
Electrolux AB   2.8
Appliances
National Australia Bank   2.7
Commercial Banking

A Message to Our Shareholders                        June 18, 1999

(PHOTO)

Dear Shareholder:

In the last couple of years, the recurring possibility of a global economic crisis caused investors to focus on securities they perceived to be safe. In the equity market, they focused on the stocks of a handful of very large companies that were perceived to be well-buffeted from an economic slowdown. These stocks became very expensive--out of proportion to their earnings expectations. As a result, there was a substantial disparity in value between large and small companies and between growth and value stocks.

Since earlier this year, however, that gap has narrowed significantly amid news of strong U.S. economic growth and faster-than-expected global stability. While the long-term prospects of U.S. growth stocks are still very good, many of the smaller and economically sensitive companies favored by our value managers now are posting very attractive returns.

In the bond market, U.S. Treasuries and select European government bonds were the major beneficiaries of the flight to quality that occurred in recent years. When this trend reversed itself toward the end of 1998, other sectors of the bond market rebounded. However, with a strong U.S. economy comes the threat of higher inflation, which erodes the value of bonds' fixed interest payments. The recent inflation concerns jolted the bond market and helped send long-term interest rates to a 19-month high.

The winds of change in the equity market and the recent turbulence in the bond market not only highlight the value of professional portfolio management, they illustrate why investors should have a well-diversified asset allocation strategy. It is also a good practice to rebalance your holdings, when necessary, to keep your asset allocation consistent with your long-term objectives and risk tolerance. A properly diversified portfolio of value- and growth-oriented equity funds, international bond funds, and money market funds could help you weather inevitable market turbulence and achieve more consistent returns over time. Prudential offers a wide range of mutual funds to help our shareholders diversify, as well as several balanced and diversified funds to allow one-decision diversification.

Thank you for your continued confidence in Prudential mutual funds.

Sincerely,

John R. Strangfeld
President
Prudential World Fund, Inc.--International Stock Series

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of April 30, 1999 (Unaudited)         INTERNATIONAL STOCK SERIES
------------------------------------------------------------

Shares       Description                    Value (Note 1)
-----------------------------------------------------------
LONG-TERM INVESTMENTS--94.8%
COMMON STOCKS
----------------------------------------------------------
Argentina--3.1%
 200,000     Telecom Argentina (ADR)               $  6,900,000
 191,700     YPF Sociedad Anonima (ADR)               8,051,400
                                                   ------------
                                                     14,951,400
------------------------------------------------------------
Australia--8.2%
2,712,000    Cable & Wireless Optus, Ltd.             6,098,175
2,500,000    CSR, Ltd.                                6,679,633
1,832,700    Mayne Nickless, Ltd.                     6,375,414
 680,000     National Australia Bank, Ltd.           13,230,701
2,900,000    Pioneer International, Ltd.              7,077,105
                                                   ------------
                                                     39,461,028
------------------------------------------------------------
Canada--4.0%
 260,000     Alcan Aluminum, Ltd.                     8,190,098
 475,000     Bank of Nova Scotia                     11,270,800
                                                   ------------
                                                     19,460,898
------------------------------------------------------------
Finland--0.6%
 258,200     Stora Enso Oyj                           3,017,449
------------------------------------------------------------
France--10.7%
  68,200     Bouygues                                17,354,075
  86,000     Christian Dior SA                       11,260,056
  77,500     Elf Aquitaine SA                        12,048,709
  65,000     Peugeot SA                              10,792,809
                                                   ------------
                                                     51,455,649
------------------------------------------------------------
Germany--2.0%
  96,400     Adidas-Salomon AG                        9,501,987
------------------------------------------------------------
Italy--7.2%
 460,000     Banca Popolare Di Bergamo
                CreditoVaesino S.P.A.                11,602,931
 406,200     Banca Popolare Di Brescia               13,983,387
5,082,000    Benetton Group S.P.A.                    9,137,030
                                                   ------------
                                                     34,723,348
Japan--6.9%
1,187,600    Hitachi, Ltd.                         $  8,682,349
 530,000     Matsushita Electric Industrial Co.,
                Ltd.                                 10,086,774
  38,300     Oriental Land Co., Ltd.                  2,267,013
 127,500     Sony Corp.                              11,918,885
                                                   ------------
                                                     32,955,021
------------------------------------------------------------
Netherlands--8.1%
 212,000     AKZO N.V.                                9,585,029
 200,000     ING Groep N.V.                          12,331,617
 320,000     KLM N.V.                                 9,712,999
 173,225     Koninklijke Pakhoed Holdings N.V.        4,012,141
 164,050     Stork N.V.                               3,504,686
                                                   ------------
                                                     39,146,472
------------------------------------------------------------
New Zealand--1.6%
3,500,000    Carter Holt Harvey, Ltd.                 5,126,488
 700,000     Fisher & Paykel Industries, Ltd.         2,563,244
                                                   ------------
                                                      7,689,732
------------------------------------------------------------
Norway--0.7%
 305,600     Saga Petroleum                           3,387,202
------------------------------------------------------------
South Korea--2.3%
 330,000     Korea Electric Power Corp.               9,496,003
  20,180     Pohang Iron & Steel Co., Ltd.            1,733,086
                                                   ------------
                                                     11,229,089
------------------------------------------------------------
Spain--5.1%
 615,400     Banco Bilbao Vizcaya SA                  9,215,995
 141,200     Banco de Andalucia SA                    5,226,659
 732,600     Iberdrola SA                            10,266,071
                                                   ------------
                                                     24,708,725
------------------------------------------------------------
Sweden--7.4%
 660,000     Electrolux AB                           13,405,074
 205,200     Pharmacia & Upjohn                      11,406,499
 330,000     SKF AB                                   5,683,438
 290,000     Svedala Industri AB                      5,097,872
                                                   ------------
                                                     35,592,883

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as           PRUDENTIAL WORLD FUND, INC.
of April 30, 1999 (Unaudited)         INTERNATIONAL STOCK SERIES
------------------------------------------------------------

Shares        Description                    Value (Note 1)
------------------------------------------------------------
Switzerland--9.9%
   5,500     Novartis AG                           $  8,056,084
  13,000     Sulzer Brothers, Ltd.                    8,263,037
  17,525     The Swatch Group AG                     12,507,183
  32,000     UBS AG                                  10,873,073
  33,000     Valora Holding AG                        7,706,133
                                                   ------------
                                                     47,405,510
------------------------------------------------------------
United Kingdom--17.0%
1,200,000    Allied Domecq PLC                        9,340,714
1,295,100    British Airways PLC                     10,263,214
2,353,000    British Steel PLC                        5,572,251
 777,500     British Telecom PLC                     12,979,299
 615,000     National Westminster Bank PLC           14,786,650
1,140,000    Rank Group PLC                           4,739,351
 765,000     Rio Tinto PLC                           13,348,874
3,600,000    Tesco PLC                               10,696,469
                                                   ------------
                                                     81,726,822
                                                   ------------
             Total common stocks
                (cost $347,401,837)                 456,413,215
                                                   ------------
Principal Amount
(000)
------------------------------------------------------------
SHORT-TERM INVESTMENT--4.4%
------------------------------------------------------------
Repurchase Agreement
$ 21,312     Joint Repurchase Agreement Account,
                4.90%, 5/03/99
                (cost $21,312,000; Note 5)           21,312,000
                                                   ------------
------------------------------------------------------------
Total Investments--99.2%
             (cost $368,713,837; Note 5)            477,725,215
             Other assets in excess of
                liabilities--0.8%                     3,689,647
                                                   ------------
             Net Assets--100%                      $481,414,862
                                                   ------------
                                                   ------------

---------------
ADR--American Depository Receipt.
The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of April 30, 1999 was as follows:

Commercial Banking..................................    18.8%
Appliances & Household Durables.....................     7.9
Telecommunications..................................     5.4
Energy Sources......................................     4.9
Recreation & Other Consumer Goods...................     4.9
Steel...............................................     4.3
Transportation - Airlines...........................     4.1
Utilities...........................................     4.1
Health & Personal Care..............................     4.0
Merchandising.......................................     3.8
Construction & Housing..............................     3.6
Machinery & Engineering.............................     3.5
Building Materials & Components.....................     2.9
Financial Services..................................     2.5
Auto Manufacturing..................................     2.2
Beverages & Tobacco.................................     2.0
Chemicals...........................................     2.0
Consumer Durable Goods..............................     2.0
Textiles & Apparel..................................     1.9
Electronics.........................................     1.8
Forestry & Paper....................................     1.7
Metals - Nonferrous.................................     1.7
Business & Public Services..........................     1.3
Industrial Components...............................     1.2
Leisure & Tourism...................................     1.0
Energy Equipment & Services.........................      .9
Real Estate.........................................      .4
Repurchase Agreements...............................     4.4
                                                       -----
                                                        99.2%
Other assets in excess of liabilities...............      .8
                                                       -----
                                                       100.0%
                                                       -----
                                                       -----
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities      PRUDENTIAL WORLD FUND, INC.
(Unaudited)                              INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Assets                                                                                                           April 30, 1999
Investments excluding repurchase agreement at value (cost $368,713,837).....................................       $477,725,215
Cash........................................................................................................              3,513
Foreign currency, at value (cost $989,713)..................................................................            987,648
Receivable for investments sold.............................................................................          6,932,940
Receivable for Series shares sold...........................................................................          2,255,830
Dividends and interest receivable...........................................................................          1,754,812
Deferred expenses and other assets..........................................................................              2,864
                                                                                                                  --------------
   Total assets.............................................................................................        489,662,822
                                                                                                                  --------------
Liabilities
Payable for Series shares reacquired........................................................................          5,142,359
Payable for investments purchased...........................................................................          2,291,413
Management fee payable......................................................................................            387,151
Accrued expenses............................................................................................            184,036
Withholding taxes payable...................................................................................            138,929
Distribution fee payable....................................................................................            104,072
                                                                                                                  --------------
   Total liabilities........................................................................................          8,247,960
                                                                                                                  --------------
Net Assets..................................................................................................       $481,414,862
                                                                                                                  --------------
                                                                                                                  --------------
Net assets were comprised of:
   Common stock, at par.....................................................................................       $    225,657
   Paid-in capital in excess of par.........................................................................        364,270,340
                                                                                                                  --------------
                                                                                                                    364,495,997
   Distributions in excess of net investment income.........................................................           (120,506)
   Accumulated net realized gain on investments.............................................................          8,059,924
   Net unrealized appreciation on investments and foreign currencies........................................        108,979,447
                                                                                                                  --------------
Net assets, April 30, 1999..................................................................................       $481,414,862
                                                                                                                  --------------
                                                                                                                  --------------
Class A:
   Net asset value and redemption price per share
      ($52,478,625 / 2,459,491 shares of common stock issued and outstanding)...............................             $21.34
   Maximum sales charge (5% of offering price)..............................................................               1.12
                                                                                                                  --------------
   Maximum offering price to public.........................................................................             $22.46
                                                                                                                  --------------
                                                                                                                  --------------
Class B:
   Net asset value, offering price and redemption price per share
      ($101,434,572 / 4,776,140 shares of common stock issued and outstanding)..............................             $21.24
                                                                                                                  --------------
                                                                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($15,777,537 / 742,896 shares of common stock issued and outstanding).................................             $21.24
   Sales charge (1% of offering price)......................................................................                .21
                                                                                                                  --------------
   Offering price to public.................................................................................             $21.45
                                                                                                                  --------------
                                                                                                                  --------------
Class Z:
   Net asset value, offering price and redemption price per share
      ($311,724,128 / 14,587,152 shares of common stock issued and outstanding).............................             $21.37
                                                                                                                  --------------
                                                                                                                  --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

PRUDENTIAL WORLD FUND, INC.
INTERNATIONAL STOCK SERIES
Statements of Operations (Unaudited)
------------------------------------------------------------

                                                   Six Months
                                                     Ended
Net Investment Income                            April 30, 1999
Income
   Dividends (net of foreign withholding
      taxes of $507,027)....................      $  5,193,509
   Interest.................................           936,228
                                                 --------------
      Total income..........................         6,129,737
                                                 --------------
Expenses
   Management fee...........................         2,229,289
   Distribution fee--Class A................            61,326
   Distribution fee--Class B................           480,330
   Distribution fee--Class C................            74,120
   Transfer agent's fees and expenses.......           500,000
   Custodian's fees and expenses............           153,000
   Reports to shareholders..................            45,000
   Registration fees........................            45,000
   Audit fee and expenses...................            17,500
   Legal fees and expenses..................            17,000
   Directors' fees..........................            13,500
   Miscellaneous............................            17,324
                                                 --------------
      Total expenses........................         3,653,389
                                                 --------------
Net investment income.......................         2,476,348
                                                 --------------
Realized and Unrealized Gain
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
   Investment transactions..................         7,773,009
   Foreign currency transactions............          (273,811)
                                                 --------------
                                                     7,499,198
                                                 --------------
Net change in unrealized appreciation
   (depreciation) on:
   Investments..............................        63,924,592
   Foreign currencies.......................            (3,647)
                                                 --------------
                                                    63,920,945
                                                 --------------
Net gain on investments and foreign
   currencies...............................        71,420,143
                                                 --------------
Net Increase in Net Assets
Resulting from Operations...................      $ 73,896,491
                                                 --------------
                                                 --------------

PRUDENTIAL WORLD FUND, INC.
INTERNATIONAL STOCK SERIES
Statement of Changes in Net Assets (Unaudited)
------------------------------------------------------------

                                  Six Months
                                     Ended           Year Ended
Increase (Decrease)                April 30,         October 31,
in Net Assets                        1999               1998
Operations
   Net investment income.......  $   2,476,348      $   5,103,635
   Net realized gain (loss) on
      investment and foreign
      currency transactions....      7,499,198           (336,142)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments and foreign
      currencies...............     63,920,945          6,169,963
                                 -------------      -------------
   Net increase in net assets
      resulting from
      operations...............     73,896,491         10,937,456
                                 -------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................       (384,801)          (355,991)
      Class B..................        (50,664)          (388,835)
      Class C..................         (7,740)           (55,588)
      Class Z..................     (2,927,029)        (2,669,202)
                                 -------------      -------------
                                    (3,370,234)        (3,469,616)
                                 -------------      -------------
   Distributions from net
      realized capital gains
      Class A..................             --           (791,091)
      Class B..................             --         (1,944,176)
      Class C..................             --           (277,943)
      Class Z..................             --         (5,084,194)
                                 -------------      -------------
                                            --         (8,097,404)
                                 -------------      -------------
Series share transactions (net
   of conversions) (Note 6)
   Net proceeds from shares
      sold.....................    500,069,953        672,760,380
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............      3,360,460         11,451,509
   Cost of shares reacquired...   (502,522,539)      (647,270,258)
                                 -------------      -------------
   Net increase in net assets
      from Series share
      transactions.............        907,874         36,941,631
                                 -------------      -------------
Total increase.................     71,434,131         36,312,067
Net Assets
Beginning of period............    409,980,731        373,668,664
                                 -------------      -------------
End of period(a)...............  $ 481,414,862      $ 409,980,731
                                 -------------      -------------
                                 -------------      -------------
---------------
(a) Includes undistributed net
    investment income of.......  $   3,391,911      $   3,884,785
                                 -------------      -------------
                                 -------------      -------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Notes to Financial Statements          PRUDENTIAL WORLD FUND, INC.
(Unaudited)                            INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
Prudential World Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company and currently consists of two series: the International Stock Series and the Global Series. The International Stock Series (the 'Series') commenced investment operations in November 1992. The investment objective of the Series is to achieve long-term growth of capital through investment in equity securities of foreign issuers. Income is a secondary objective. The Series seeks to achieve its objective primarily through investment in a diversified portfolio of securities which consist of equity securities of foreign issuers.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.
Securities Valuation: Securities traded on an exchange (whether domestic or foreign) and NASDAQ National Market System securities are valued at the last sale price of such exchange system on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices on such day, or at the bid price on such day in the absence of an asked price. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee or Board of Directors in consultation with the manager or subadvisor.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.
In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
All securities are valued as of 4:15 p.m., New York time.
Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:
(i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.
(ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.
Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period-end exchange rates are reflected as a component of net unrealized appreciation on investments and foreign currencies.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income other than distribution fees, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.
Taxes: For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the intent of the Series to continue to
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements       PRUDENTIAL WORLD FUND, INC.
(Unaudited)                         INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. Therefore, no federal income tax provision is required.
Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Series accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gains, and Return of Capital Distributions by Investment Companies. The effect for the Series of applying this statement was to decrease undistributed net investment income by $3,111,405 and increase accumulated net realized gain on investments by $241,032 and increase paid-in capital in excess of par by $2,870,373 for redemptions utilized as distributions for federal income tax purposes and for realized foreign currency losses during the six months ended April 30, 1999. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with Mercator Asset Management, L.P. ('Mercator'), a limited partnership where The Prudential Asset Management Company, Inc. ('PAMCI') is a limited partner. Mercator furnishes investment advisory services in connection with the management of the Series. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed daily and payable monthly at an annual rate of 1% of the average daily net assets of the Series. PIFM pays Mercator at an annual rate of .75 of 1% of the Series average daily net assets up to and including $50 million, .60 of 1% of the Series' average daily net assets in excess of $50 million up to and including $300 million and .45 of 1% of the Series' average daily net assets in excess of $300 million.
The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended April 30, 1999.
PIMS has advised the Series that they received approximately $35,500 and $7,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended April 30, 1999. From these fees, PSI and PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Series that for the six months ended April 30, 1999, they received approximately $169,000 and $2,000 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PIMS, PIFM and PAMCI are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.
As of March 11, 1999, the Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. The Funds pay a commitment fee at an annual rate of .065 of 1% on the unused portion of the credit facility, which is accrued and paid quarterly on a pro rata basis by the Funds. The SCA expires on March 9, 2000. Prior to March 11, 1999, the Funds had a credit agreement with a maximum commitment of $200,000,000. The
--------------------------------------------------------------------------------

Notes to Financial Statements             PRUDENTIAL WORLD FUND, INC.
(Unaudited)                               INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------
commitment fee was .055 of 1% on the unused portion of the credit facility. The Fund did not borrow any amounts pursuant to either agreement during the six months ended April 30, 1999. The purpose of the agreements are to serve as an alternative source of funding for capital share redemptions.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the six months ended April 30, 1999, the Series incurred fees of approximately $482,000 for the services of PMFS. As of April 30, 1999 approximately $76,000 such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.
------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of portfolio securities of the Series, excluding short-term investments, for the six months ended April 30, 1999 were $51,696,138 and $25,040,913, respectively.
The federal income tax basis of the Series' investments as of April 30, 1999 was substantially the same as for financial reporting purposes and accordingly, net unrealized appreciation on investments for federal income tax purposes was $109,011,378 (gross unrealized appreciation--$127,925,718, gross unrealized depreciation--$18,914,340).
------------------------------------------------------------
Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of April 30, 1999, the Series had a 3.7% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Series represents $21,312,000 in the principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:
Bear, Stearns & Co., Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,641,618.
Merrill Lynch, Pierce, Fenner & Smith, Inc., 4.90%, in the principal amount of $121,448,000, repurchase price $121,497,591, due 5/3/99. The value of the collateral including accrued interest was $123,877,485.
Salomon Smith Barney Inc., 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,037,359.
Warburg Dillon Read LLC, 4.90%, in the principal amount of $150,000,000, repurchase price $150,061,250, due 5/3/99. The value of the collateral including accrued interest was $153,001,025.
------------------------------------------------------------
Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Prior to November 2, 1998, Class C shares were sold with a contingent deferred sales charge of 1% during the first year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.
There are 500 million authorized shares of $.01 par value common stock, divided equally into four classes, designated Class A, Class B, Class C and Class Z common stock.
As of April 30, 1999, 2,684 of the outstanding shares were owned by the Prudential.
Transactions in shares of common stock were as follows:

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Six months ended April 30, 1999:
Shares sold.......................    2,256,325    $  43,970,837
Shares issued in reinvestment of
  dividends and distributions.....       20,402          378,859
Shares reacquired.................   (2,455,578)     (48,025,562)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (178,851)      (3,675,866)
Shares issued upon conversion from
  Class B.........................       60,939        1,175,834
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (117,912)   $  (2,500,032)
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------

Notes to Financial Statements            PRUDENTIAL WORLD FUND, INC.
(Unaudited)                              INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

Class A                               Shares          Amount
----------------------------------  -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    3,579,531    $  68,487,089
Shares issued in reinvestment of
  dividends and distributions.....       64,964        1,127,781
Shares reacquired.................   (3,130,800)     (59,424,795)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      513,695       10,190,075
Shares issued upon conversion from
  Class B.........................       79,872        1,517,622
                                    -----------    -------------
Net increase in shares
  outstanding.....................      593,567    $  11,707,697
                                    -----------    -------------
                                    -----------    -------------
Class B
----------------------------------
Six months ended April 30, 1999:
Shares sold.......................      942,163    $  18,306,762
Shares issued in reinvestment of
  dividends and distributions.....        2,633           48,820
Shares reacquired.................   (1,273,280)     (24,816,769)
                                    -----------    -------------
Net decrease in shares outstanding
  before conversion...............     (328,484)      (6,461,187)
Shares reacquired upon conversion
  into Class A....................      (61,342)      (1,175,834)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................     (389,826)   $  (7,637,021)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................    2,837,939    $  54,447,404
Shares issued in reinvestment of
  dividends and distributions.....      130,869        2,267,954
Shares reacquired.................   (2,530,182)     (47,519,258)
                                    -----------    -------------
Net increase in shares outstanding
  before conversion...............      438,626        9,196,100
Shares reacquired upon conversion
  into Class A....................      (80,332)      (1,517,622)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      358,294    $   7,678,478
                                    -----------    -------------
                                    -----------    -------------
Class C                               Shares          Amount
----------------------------------  -----------    -------------
Six months ended April 30, 1999:
Shares sold.......................      634,597    $  12,350,836
Shares issued in reinvestment of
  dividends and distributions.....          405            7,502
Shares reacquired.................     (677,233)     (13,250,938)
                                    -----------    -------------
Net decrease in shares
  outstanding.....................      (42,231)   $    (892,600)
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................      878,403    $  16,772,243
Shares issued in reinvestment of
  dividends and distributions.....       18,693          323,948
Shares reacquired.................     (793,470)     (15,123,933)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      103,626    $   1,972,258
                                    -----------    -------------
                                    -----------    -------------
Class Z
----------------------------------
Six months ended April 30, 1999:
Shares sold.......................   21,756,565    $ 425,441,518
Shares issued in reinvestment of
  dividends and distributions.....      157,358        2,925,279
Shares reacquired.................  (21,175,375)    (416,429,270)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      738,548    $  11,937,527
                                    -----------    -------------
                                    -----------    -------------
Year ended October 31, 1998:
Shares sold.......................   27,696,101    $ 533,053,644
Shares issued in reinvestment of
  dividends and distributions.....      445,125        7,731,826
Shares reacquired.................  (27,308,803)    (525,202,272)
                                    -----------    -------------
Net increase in shares
  outstanding.....................      832,423    $  15,583,198
                                    -----------    -------------
                                    -----------    -------------

--------------------------------------------------------------------------------
                                           PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)           INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                Class A
                                               --------------------------------------------------------------------------
                                                                                            October 1,      September 23,
                                               Six Months                                      1996            1996(c)
                                                 Ended         Year Ended October 31,         Through          Through
                                               April 30,      -------------------------     October 31,     September 30,
                                                  1999           1998         1997(e)          1996             1996
                                               ----------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.33       $  18.24       $  16.59        $ 16.48          $ 16.54
                                               ----------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)..............           .11            .27            .24           (.01)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................          3.05            .40           1.85            .12             (.06)
                                               ----------     ----------     ----------         -----            -----
   Total from investment operations.......          3.16            .67           2.09            .11             (.06)
                                               ----------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.15)          (.18)          (.24)            --               --
Distributions from net realized capital
   gains..................................            --           (.40)          (.20)            --               --
                                               ----------     ----------     ----------         -----            -----
   Total distributions....................          (.15)          (.58)          (.44)            --               --
                                               ----------     ----------     ----------         -----            -----
Net asset value, end of period............      $  21.34       $  18.33       $  18.24        $ 16.59          $ 16.48
                                               ----------     ----------     ----------         -----            -----
                                               ----------     ----------     ----------         -----            -----
TOTAL RETURN(a)...........................         17.36%          3.85%         12.85%           .67%            (.36)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $ 52,479       $ 47,237       $ 36,184        $ 5,169(d)       $   199(d)
Average net assets (000)..................      $ 49,467       $ 44,708       $ 18,779        $ 2,793(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          1.61%(b)       1.62%          1.75%          2.05%(b)         2.46%(b)
   Expenses, excluding distribution
      fees................................          1.36%(b)       1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........          1.14%(b)       1.28%          1.40%         (1.03)%(b)         .75%(b)
Portfolio turnover rate...................             6%            15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class A shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

                                           PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)           INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                Class B
                                               --------------------------------------------------------------------------
                                                                                            October 1,      September 23,
                                               Six Months                                      1996            1996(c)
                                                 Ended         Year Ended October 31,         Through          Through
                                               April 30,      -------------------------     October 31,     September 30,
                                                  1999           1998         1997(e)          1996             1996
                                               ----------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.18       $  18.13       $  16.57        $ 16.47          $ 16.54
                                               ----------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income (loss)..............           .04            .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................          3.03            .43           1.84            .12             (.07)
                                               ----------     ----------     ----------         -----            -----
   Total from investment operations.......          3.07            .53           1.96            .10             (.07)
                                               ----------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.01)          (.08)          (.20)            --               --
Distributions from net realized capital
   gains..................................            --           (.40)          (.20)            --               --
                                               ----------     ----------     ----------         -----            -----
   Total distributions....................          (.01)          (.48)          (.40)            --               --
                                               ----------     ----------     ----------         -----            -----
Net asset value, end of period............      $  21.24       $  18.18       $  18.13        $ 16.57          $ 16.47
                                               ----------     ----------     ----------         -----            -----
                                               ----------     ----------     ----------         -----            -----
TOTAL RETURN(a)...........................         16.89%          3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $101,435       $ 93,896       $ 87,155        $ 1,922(d)       $   199(d)
Average net assets (000)..................      $ 96,862       $ 98,444       $ 47,584        $   313(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          2.36%(b)       2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution
      fees................................          1.36%(b)       1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........           .39%(b)        .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate...................             6%            15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class B shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

                                            PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)            INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                Class C
                                               --------------------------------------------------------------------------
                                                                                            October 1,      September 23,
                                               Six Months                                      1996            1996(c)
                                                 Ended         Year Ended October 31,         Through          Through
                                               April 30,      -------------------------     October 31,     September 30,
                                                  1999           1998         1997(e)          1996             1996
                                               ----------     ----------     ----------     -----------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......      $  18.18       $  18.13       $  16.57        $ 16.47          $ 16.54
                                               ----------     ----------     ----------         -----            -----
Income from investment operations:
Net investment income.....................           .04            .10            .12           (.02)              --
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions...........................          3.03            .43           1.84            .12             (.07)
                                               ----------     ----------     ----------         -----            -----
   Total from investment operations.......          3.07            .53           1.96            .10             (.07)
                                               ----------     ----------     ----------         -----            -----
Less distributions:
Dividends from net investment income......          (.01)          (.08)          (.20)            --               --
Distributions from net realized gains.....            --           (.40)          (.20)            --               --
                                               ----------     ----------     ----------         -----            -----
   Total distributions....................          (.01)          (.48)          (.40)            --               --
                                               ----------     ----------     ----------         -----            -----
Net asset value, end of period............      $  21.24       $  18.18       $  18.13        $ 16.57          $ 16.47
                                               ----------     ----------     ----------         -----            -----
                                               ----------     ----------     ----------         -----            -----
TOTAL RETURN(a)...........................         16.89%          3.05%         12.04%           .61%            (.42)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...........      $ 15,777       $ 14,271       $ 12,354        $   200(d)       $   199(d)
Average net assets (000)..................      $ 14,947       $ 14,345       $  7,473        $   202(d)       $   199(d)
Ratios to average net assets:
   Expenses, including distribution
      fees................................          2.36%(b)       2.37%          2.50%          2.80%(b)         3.21%(b)
   Expenses, excluding distribution
      fees................................          1.36%(b)       1.37%          1.50%          1.80%(b)         2.21%(b)
   Net investment income (loss)...........           .39%(b)        .53%           .65%         (1.78)%(b)           0%(b)
Portfolio turnover rate...................             6%            15%             9%             4%              15%

---------------
(a) Total return does not consider the effect of sales load. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(b) Annualized.
(c) Commencement of offering of Class C shares.
(d) Figures are actual and are not rounded to the nearest thousand.
(e) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

                                          PRUDENTIAL WORLD FUND, INC.
Financial Highlights (Unaudited)          INTERNATIONAL STOCK SERIES
--------------------------------------------------------------------------------

                                                                                    Class Z
                                             --------------------------------------------------------------------------------------
                                                                                          October 1,
                                             Six Months                                      1996
                                               Ended         Year Ended October 31,         Through       Year Ended September 30,
                                             April 30,      -------------------------     October 31,     -------------------------
                                                1999           1998         1997(d)          1996            1996           1995
                                             ----------     ----------     ----------     -----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....      $  18.38       $  18.28       $  16.59       $   16.48       $  15.25       $  14.84
                                             ----------     ----------     ----------     -----------     ----------     ----------
Income from investment operations:
Net investment income (loss)............           .12            .30            .31            (.01)           .22          .18(c)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................          3.07            .41           1.82             .12           1.20            .66
                                             ----------     ----------     ----------     -----------     ----------     ----------
   Total from investment operations.....          3.19            .71           2.13             .11           1.42            .84
                                             ----------     ----------     ----------     -----------     ----------     ----------
Less distributions:
Dividends from net investment income....          (.20)          (.21)          (.24)             --           (.19)          (.10)
Distributions from net realized gains...            --           (.40)          (.20)             --             --           (.33)
                                             ----------     ----------     ----------     -----------     ----------     ----------
   Total distributions..................          (.20)          (.61)          (.44)             --           (.19)          (.43)
                                             ----------     ----------     ----------     -----------     ----------     ----------
Net asset value, end of period..........      $  21.37       $  18.38       $  18.28       $   16.59       $  16.48       $  15.25
                                             ----------     ----------     ----------     -----------     ----------     ----------
                                             ----------     ----------     ----------     -----------     ----------     ----------
TOTAL RETURN(a).........................         17.52%          4.08%         13.13%            .67%          9.44%          5.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........      $311,724       $254,577       $237,976       $ 190,428       $188,386       $136,685
Average net assets (000)................      $288,277       $258,322       $219,419       $ 191,228       $161,356       $118,927
Ratios to average net assets:
   Expenses, including distribution
      fees..............................          1.36%          1.37%          1.50%           1.80%(b)       1.61%(c)     1.60%(c)
   Expenses, excluding distribution
      fees..............................          1.36%          1.37%          1.50%           1.80%(b)       1.61%(c)     1.60%(c)
   Net investment income (loss).........          1.39%          1.53%          1.65%           (.78)%(b)      1.58%(c)     1.58%(c)
Portfolio turnover rate.................             6%            15%             9%              4%            15%          20%

                                             1994
                                          ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....   $  12.35
                                          ----------
Income from investment operations:
Net investment income (loss)............        .13(c)
Net realized and unrealized gain (loss)
   on investment and foreign currency
   transactions.........................       2.54
                                          ----------
   Total from investment operations.....       2.67
                                          ----------
Less distributions:
Dividends from net investment income....       (.03)
Distributions from net realized gains...       (.15)
                                          ----------
   Total distributions..................       (.18)
                                          ----------
Net asset value, end of period..........   $  14.84
                                          ----------
                                          ----------
TOTAL RETURN(a).........................      21.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000).........   $102,824
Average net assets (000)................   $ 68,476
Ratios to average net assets:
   Expenses, including distribution
      fees..............................       1.60%(c)
   Expenses, excluding distribution
      fees..............................       1.60%(c)
   Net investment income (loss).........       1.08%(c)
Portfolio turnover rate.................         21%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies/recoveries, as applicable.
(b) Annualized.
(c) Net of expense subsidy/recovery.
(d) Calculated based upon weighted average shares outstanding during the year.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Getting The Most From Your Prudential Mutual Fund
When you invest through Prudential Mutual Funds, you receive financial advice through a Prudential Securities financial advisor or Prudential/Pruco Securities registered representative.
Your advisor or representative can provide you with the following services:

There's No Reward Without Risk; But Is This Risk Worth It?

Your financial advisor or registered representative can help you match the reward you seek with the risk you can tolerate.
And risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction--there are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets and who knows you!

Keeping Up With The Joneses
A financial advisor or registered representative can help you wade through the numerous mutual funds available to find the ones that fit your own individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals, not at you personally. Your financial advisor or registered representative will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

Buy Low, Sell High
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But, sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial advisor or registered representative can answer questions when you're confused or worried about your investment, and remind you that you're investing for the long haul.

Getting The Most From Your Prudential Mutual Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes, called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price.
An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government in the U.S. market and denominated in U.S. dollars.

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

(800) 225-1852
http://www.prudential.com

Trustees
Edward D. Beach
Delayne Dedrick Gold
Robert F. Gunia
Don G. Hoff
Robert E. LaBlanc
Robin B. Smith
Stephen Stoneburn
John R. Strangfeld
Nancy H. Teeters

Officers
John R. Strangfeld, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
Robert C. Rosselot, Secretary

Manager
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

The views expressed in this report and information about the Series' portfolio holdings are for the period covered by this report, and are subject to change thereafter.

The accompanying financial statements as of April 30, 1999, were not audited and, accordingly, no opinion is expressed on them.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(LOGO)

Prudential Mutual Funds                 BULK RATE
Gateway Center Three                   U.S. POSTAGE
100 Mulberry Street                       PAID
Newark, NJ  07102-4077                 Permit 6807
(800) 225-1852                         New York, NY


743969503
743969602   MF115E4
743969701   743969800